UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2024
__________________________________________
First Busey Corporation
(Exact name of Registrant as specified in its charter)
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Nevada	0-15950	37-1078406
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave. Champaign, Illinois 61820
(Address of Principal Executive Offices)

(217) 365-4544
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	Nasdaq Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure
Press Release
First Busey Corporation, a Nevada corporation ("Busey"), issued a press release on April 1, 2024, in connection with the completion of the Merger (as defined below). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information in Item 7.01 of this Current Report on Form 8‑K and Exhibit 99.1 attached hereto is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by Busey for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 8.01.    Other Events
Effective April 1, 2024, Busey completed its previously announced acquisition (the "Merger") of Merchants and Manufacturers Bank Corporation, an Illinois corporation (“M&M”), pursuant to an Agreement and Plan of Merger, dated November 27, 2023, between Busey and M&M (the “Merger Agreement”). At the effective time of the Merger, each share of M&M common stock converted to the right to receive, at the election of each stockholder and subject to proration and adjustment as provided in the Merger Agreement, either (1) $117.74 in cash, (2) 5.7294 shares of Busey common stock, or (3) mixed consideration of $34.55 in cash and 4.0481 shares of Busey common stock.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Busey’s Current Report on Form 8‑K filed on November 27, 2023, which is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by First Busey Corporation, dated April 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST BUSEY CORPORATION

Date:	April 1, 2024	By:	/s/ Jeffrey D. Jones
Jeffrey D. Jones
Chief Financial Officer